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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                   _________________________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  November 26, 1996



                           TL LEASE FUNDING CORP. IV
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



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
          DELAWARE                                       33-95108                        51-0366091
 (STATE OR OTHER JURISDICTION                          (COMMISSION                       (IRS EMPLOYER
 OF INCORPORATION)                                     FILE  NUMBER)                     IDENTIFICATION NUMBER)


 c/o The Corporation Trust Company
 1209 Orange Street
 Wilmington, Delaware                                                                         19801
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                  (ZIP CODE)
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Registrant's telephone number, including area code:  (302) 658-7851
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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Leases

                 TL Lease Funding Corp. IV ("TLFC IV") has registered pursuant to a Registration Statement on Form S-3 (Registration File No. 33-95108) the issuance of, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, up to $300,000,000 in aggregate principal amount of lease backed securities to be issued by TLFC IV or a trust to be formed by TLFC IV.

                 On November 26, 1996 (the "Closing Date"), TLFC IV formed TLFC IV Equipment Lease Trust 1996-1, a Delaware business trust (the "Trust"), pursuant to a Trust Agreement, dated as of the Closing Date, between TLFC IV and Bankers Trust (Delaware), as owner trustee. On the Closing Date, the Trust issued $127,848,986 aggregate principal amount of its Class A 5.98% Equipment Lease Backed Notes (the "Class A Notes") and $13,536,951 aggregate principal amount of its Class B 6.64% Equipment Lease Backed Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes") pursuant to an Indenture, dated as of the Closing Date, between the Trust and Manufacturers and Traders Trust Company, as indenture trustee. Only the Class A Notes were issued pursuant to the Registration Statement.

                 The Notes represent non-recourse indebtedness of the Trust secured by all of the Trust's right, title and interest in, to and under certain leases (the "Leases") and all monies due thereon after October 31, 1996, the Trust's interest in the related equipment (the "Equipment"), certain other property relating to the Leases and the Equipment, and all proceeds of the foregoing. The Trust acquired the Leases, the Equipment and the related property from TLFC IV pursuant to a Pooling and Servicing Agreement, dated as of the Closing Date, among the Trust, TLFC IV and Trans Leasing International, Inc. ("Trans Leasing"). TLFC IV, in turn, acquired the Leases, the Equipment and the related property from Trans Leasing on and prior to the Closing Date pursuant to an Amended and Restated Contribution and Sale Agreement, dated as of the Closing Date, between TLFC IV and Trans Leasing.




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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

        1.1 Underwriting Agreement, dated November 20, 1996, among TL Lease Funding Corp. IV, Trans Leasing International, Inc. and First Union Capital Markets Corp.

        4.1 Indenture, dated as of November 26, 1996, between TLFC Equipment Lease Trust 1996-1 and Manufacturers and Traders Trust Company, as indenture trustee.

        4.2 Pooling and Servicing Agreement, dated as of November 26, 1996, among TL Lease Funding Corp. IV, TLFC IV Equipment Lease Trust 1996-1 and Trans Leasing International, Inc., as servicer.

        4.3 Trust Agreement, dated as of November 26, 1996, between TL Lease Funding Corp. IV and Bankers Trust (Delaware), as owner trustee.

        4.4 Certificate of Trust, dated November 22, 1996, of TLFC IV Equipment Lease Trust 1996-1.

        10.1 Amended and Restated Contribution and Sale Agreement, dated as of November 26, 1996, between Trans Leasing International, Inc. and TL Lease Funding Corp. IV.

        10.2 Administration Agreement, dated as of November 26, 1996, between TLFC IV Equipment Lease Trust 1996-1 and Trans Leasing International, Inc.

        25.1 Form T-1, Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee, filed by Manufacturers and Traders Trust Company, as trustee to TLFC IV Equipment Lease Trust 1996-1.




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TL LEASE FUNDING CORP. IV


                                       By: /s/ Norman Smagley
                                           ---------------------------------
                                           Name:  Norman Smagley
                                           Title:  Vice President, Finance and
                                                      Chief Financial Officer


Dated:   December 4, 1996




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                                 EXHIBIT INDEX

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
Exhibit No.      Description                                                                                 Page No.
1.1              Underwriting Agreement, dated November 20, 1996, among TL Lease Funding Corp. IV,
                 Trans Leasing International, Inc. and First Union Capital Markets Corp.

4.1              Indenture, dated as of November 26, 1996, between TLFC Equipment Lease Trust 1996-1 and Manufacturers and Traders Trust Company, as indenture trustee.

4.2              Pooling and Servicing Agreement, dated as of November 26, 1996, among TL Lease Funding
                 Corp. IV, TLFC IV Equipment Lease Trust 1996-1 and Trans Leasing International, Inc.,
                 as servicer.

4.3              Trust Agreement, dated as of November 26, 1996, between TL Lease Funding Corp. IV and
                 Bankers Trust (Delaware), as owner trustee.

4.4              Certificate of Trust, dated November 22, 1996, of TLFC IV Equipment Lease Trust 1996-
                 1.

10.1             Amended and Restated Contribution and Sale Agreement, dated as of November 26, 1996, between Trans Leasing International, Inc. and TL Lease Funding Corp. IV.

10.2             Administration Agreement, dated as of November 26, 1996, between TLFC IV Equipment
                 Lease Trust 1996-1 and Trans Leasing International, Inc.

25.1             Form T-1, Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee, filed by Manufacturers and Traders
                 Trust Company, as trustee to TLFC IV Equipment Lease Trust 1996-1.


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